Note 15 - Trade and Other Receivables	6 Months Ended
Jun. 30, 2024
Statement Line Items [Line Items]
Disclosure of trade and other receivables [text block]
15	Trade and other receivables

		December 31,
	2024	2023

Bullion sales receivable	3,844	5,403
VAT receivables	3,612	4,259
Deposits for stores, equipment and other receivables	426	290
	7,882	9,952

The carrying value of trade and other receivables are considered a reasonable approximation of fair value are due to the short term nature of the receivables. No provision for expected credit losses was recognised in the current or prior period as none of the debtors were past due and there has been no doubtful debt on debtors. Up to the date of approval of these financial statements all of the outstanding bullion sales receivable were settled in full. The Company allocated the VAT receivables equating to $1.8 million in the period against liabilities due for the period Quarterly Payment Dates (“QPD’s”) administrated by the Zimbabwe Revenue Authority.